May 4, 2017 CARBONITE, INC. Q1 2017 FINANCIAL RESULTS (NASDAQ:CARB)

2carbonite.com SAFE HARBOR STATEMENT Certain matters discussed in these slides and accompanying oral presentation have "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements may generally be identified as such because the context of such statements will include words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "will," "would" or words of similar import. Similarly, statements that describe the Company's future plans, objectives or goals are also forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including, but not limited to, economic conditions and markets (including current financial conditions), exchange rate fluctuations, risks associated with debt prepayment, stock repurchases or acquisitions in lieu of retaining such cash for future needs, and changes in regulatory conditions or other trends affecting the Internet and the information technology industry. These and other important risk factors are discussed under the heading "Risk Factors" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed with the Securities and Exchange Commission (the "SEC"), which is available on www.sec.gov, and elsewhere in any subsequent periodic or current reports filed by us with the SEC. Except as required by applicable law, we do not undertake any obligation to update our forward-looking statements to reflect future events, new information or circumstances. This presentation contains non-GAAP financial measures including, but not limited to, non-GAAP Revenue, non-GAAP Gross Margin, non-GAAP Net Income and non-GAAP Net Income Per Share, non-GAAP Operating Expense and Adjusted Free Cash Flow. A reconciliation to GAAP can be found in the financial schedules included in our most recent earnings press release located on Carbonite’s website, http://investor.carbonite.com, in the Company’s filings or with the SEC at www.sec.gov. The presentation of non-GAAP financial information should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

3carbonite.com FINANCIAL RESULTS CONFERENCE CALL DETAILS What: Carbonite First Quarter 2017 Financial Results Conference Call When: Thursday, May 4th 2017 Time: 5:30 p.m. ET Live Call: 877-303-1393 (U.S.) 315-625-3228 (International) Conference ID: 7845290 Live and Recorded Webcast: http://investor.carbonite.com

4carbonite.com DEFINITIONS OF NON-GAAP MEASURES Bookings: Bookings represent the aggregate dollar value of customer subscriptions and software arrangements, which may include multiple revenue elements, such as software licenses, hardware, professional services and post-contractual support, received during a period and are calculated as revenue recognized during a particular period plus the change in total deferred revenue, excluding deferred revenue recorded in connection with acquisitions, net of foreign exchange during the same period. Non-GAAP revenue: Excludes the impact of purchase accounting adjustments for significant acquisitions. Non-GAAP gross margin: Excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock-based compensation expense, and acquisition-related expense. Non-GAAP operating income: Non-GAAP operating income excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, and the income tax effect of non-GAAP adjustments. Non-GAAP operating expense: Excludes amortization expense on intangible assets, stock-based compensation expense, litigation related expense, restructuring-related expense, and acquisition-related expense. Non-GAAP net income and non-GAAP net income per share: Non-GAAP net income and non-GAAP net income per share excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock-based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, and the income tax effect of non-GAAP adjustments. Adjusted EBITDA: Adjusted EBITDA excludes the impact of purchase accounting adjustments for significant acquisitions, amortization expense on intangible assets, stock- based compensation expense, litigation-related expense, restructuring-related expense, acquisition-related expense, and the income tax effect of non-GAAP adjustments. Adjusted Free cash flow: Adjusted free cash flow is calculated by subtracting the cash paid for the purchase of property and equipment and adding the payments related to acquisition-related payments, restructuring-related payments, litigation-related payments and the cash portion of the lease exit charge from net cash provided by operating activities. For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

5carbonite.com RECENT FINANCIAL AND OPERATIONAL HIGHLIGHTS Consistent financial performance Steady growth and improving margins Successful capital raise - $143.75m in convertible notes; $15m share repurchase Proven acquisition growth strategy; successfully integrating Strong team executing well Simplifying and streamlining the business

6carbonite.com ADDRESSING THE FULL SPECTRUM OF OUR CUSTOMER’S NEEDS Carbonite protects data in any environment across corporate use cases Carbonite’s initial product Virtual Physical Cloud Back-Up Disaster Recovery High Availability Hours Minutes Seconds Recovery time measured in: Type of service offered by Carbonite: Where dat a resides :

SUMMARY Q1 2017 FINANCIAL RESULTS

- Q1 2017 bookings up 19% year-over-year
- Q1 2017 non-GAAP revenue up 21% year-over-year

	Q1 2017 Outlook* (a/o 2/9/2017)	Q1 2017 Results
GAAP Revenue	$51.3M - $55.3M	**$57.1M**
Non-GAAP Revenue	$55.1M - $59.1M	**$59.1M**
GAAP Net Income Per Share (Diluted)	*Not guided*	**$0.27**
Non-GAAP Net Income Per Share (Diluted)	$0.06 - $0.08	**$0.09**
Consumer Bookings	*Not guided*	**$22.0M, (-4% yoy)**
SMB Bookings	*Not guided*	**$40.1M (+36% yoy)**
Adjusted Free Cash Flow	*Not guided*	**$2.4M**

*With respect to expectations under "Q1 2017 Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.

carbonite.com 7 CARBONITE

Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

8carbonite.com BOOKINGS GROWTH $19 $32 $40 $55 $124$80 $84 $88 $90 $85 $98 $116 $128 $144 $209 2012 2013 2014 2015 2016 SMB / Mid-Market Bookings Consumer Bookings Annual Bookings ($M) Quarterly Bookings ($M) Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com $29.4 $32.3 $28.8 $33.9 $40.1 $22.9 $21.4 $20.4 $20.1 $22.0 $52.3 $53.7 $49.2 $54.0 $62.1 $24.3 $24.5 $23.4 $26.1 $27.3 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 SMB / Mid-Market Bookings Consumer Bookings Subscription Bookings

carbonite.com REVENUE AND GROSS MARGIN 9 Non-GAAP Revenue ($M) Non-GAAP Gross Margin (%) Q1 ’17 Growth Y/Y GAAP Gross Margin 69.6% +30bps Non-GAAP Gross Margin 73.8% +190bps Q1 ’17 Growth Y/Y GAAP Revenue $57.1M 19% Non-GAAP Revenue $59.1M 21% $48.7 $54.2 $52.5 $53.9 $59.1 Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 71.9% 72.5% 72.2% 74.0% 73.8% Q1 '16 Q2 '16 Q3 '16 Q4 '16 Q1 '17 Source: SEC Filings; For a full reconciliation of GAAP to non-GAAP, please visit the investor relations portion of the Carbonite web site – investor.carbonite.com

10carbonite.com BUSINESS OUTLOOK (AS OF MAY 4th 2017)* Q2 2017 GAAP Revenue $56.0M - $60.0M Non-GAAP Revenue $58.0M - $62.0M Non-GAAP Net Income Per Share $0.11 - $0.13 FY 2017 Guidance a/o February 9th 2017 Guidance a/o May 4th 2017 SMB Bookings $158.6M - $170.2M $158.6M - $170.2 M Consumer Bookings Y/Y Growth (10%) – 0% growth (10%) – 0% growth GAAP Revenue $223.0M - $243.0M $229.0M - $246.0M Non-GAAP Revenue $232.5M - $252.5M $234.5M - $252.5M Non-GAAP Net Income Per Share $0.72 - $0.80 $0.74 - $0.80 Non-GAAP Gross Margin 74.0% - 75.0% 74.0% - 75.0% Adjusted Free Cash Flow $14M - $18M $16M - $20M *With respect to our expectations under "Business Outlook" above, the Company has not reconciled non-GAAP net income per share to net income (loss) per share because we do not provide guidance for stock-based compensation expense, litigation-related expense, acquisition-related expense, amortization expense on intangible assets, non-cash convertible debt interest expense, and the income tax effect of non-GAAP adjustments as we are unable to quantify certain of these amounts that would be required to be included in the GAAP measure without unreasonable efforts. In addition, the Company believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.